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                                                                      Exhibit 99

[LOGO] Macrovision

                                                         Macrovision Corporation
                                                           2830 De La Cruz Blvd.
                                                           Santa Clara, CA 94089

                                                             (408) 743-8600 Main
                                                              (408) 743-8610 Fax

FOR IMMEDIATE RELEASE

Investor Contact:
Ian Halifax
Macrovision Corporation
+1 (408) 743 8600
Ir-info@macrovision.com

MACROVISION PROVIDES REVENUE AND EARNINGS

GUIDANCE FOR 2003

SANTA CLARA, Calif., (BUSINESS WIRE)--January 21, 2003--Macrovision Corporation (Nasdaq: MVSN) announced its revenue and earnings estimates for 2003. The Company is projecting revenues of $105m to $110m, and pro forma earnings per share of $0.73 to $0.75. The current analyst consensus estimate for revenues is $107m, and $0.75 for pro forma earnings per share.

The statements contained in this press release are based on current expectations. These statements are forward-looking, and actual results may differ materially. These statements do not reflect the potential impact of any mergers, acquisitions or other business combinations that may be completed after the date of this release. The Company's expectations for the full year 2003 include:

     o    Revenues of $105m to $110m.

     o    Gross margins in the 92%-94% range.

     o    Operating margins in the range of 44% to 46% of revenues.

     o    Pro forma earnings are estimated to be in excess of $35m.

     o    Pro forma earnings per share of $0.73-$0.75

                                     -MORE-

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Macrovision Provides Revenue and Earnings Guidance for 2003               Page 1


For the first quarter of 2003, the Company projects:

     o  Revenues in the $24m-$25m range.
     o  Pro forma earnings per share in the $0.14-$0.15 range.

Macrovision Corporation will discuss its FY 2003 revenue and earnings guidance in a conference call on January 21, 2003, at 2:00 p.m. PST (5:00 p.m. EST). The Company will discuss its Q4 2002 results in a regularly scheduled conference call and earnings release on February 24, 2003 after the full year (2002) audit is completed.

Investors and analysts interested in participating in the conference are welcome to call 800-218-4007 (OR INTERNATIONAL 303-262-0068) and reference the Macrovision call.

The conference call can also be accessed via live Webcast at www.macrovision.com or www.companyboardroom.com (or www.streetevents.com for subscribers) on January 21, 2003 at 2:00 p.m. PST (5:00 p.m. EST). Approximately 1-2 hours after the live Webcast ends, the on-demand Webcast of Macrovision's guidance conference call can be accessed until January 28, 2003.

Investors and analysts interested in listening to a recorded replay of the conference are welcome to call 800-405-2236 (or international 303-590-3000) and enter passcode 519633#. Access to the replay is available through January 22, 2003. The conference call script will be posted on the Company's website approximately 48 hours following the call and will be posted for 30 days.

ABOUT MACROVISION
Macrovision develops and markets digital rights management ("DRM"), copy protection, and electronic license management technologies for the consumer software, enterprise software, home video and music industries. Macrovision holds a total of 133 issued or pending United States patents and 832 issued or pending international patents, and continues to increase its patent portfolio with new and innovative technologies in related fields. Macrovision has its corporate headquarters in Santa Clara, California, with international offices in London, Frankfurt, Tokyo, Hong Kong, Taipei and Seoul.

NOTE TO EDITORS: FOR MORE INFORMATION ON MACROVISION CORPORATION AND ITS PRODUCTS, PLEASE VISIT WWW.MACROVISION.COM.

This press release may contain "forward-looking" statements as that term is defined in the Private Securities Litigation Reform Act of 1995. A number of factors could cause Macrovision's actual results to differ from anticipated results expressed in such forward-looking statements. Such factors are addressed in Macrovision's filings with the Securities and Exchange Commission (available at www.sec.gov). Macrovision assumes no obligation to update any forward-looking statements.
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